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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              --------------------


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 27, 1994


                         PURITAN-BENNETT CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   DELAWARE
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                (State or other jurisdiction of incorporation)


                 0-3717                                  44-0399150
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         Commission File Number              (IRS Employer Identification No.)


9401 Indian Creek Parkway, P.O. Box 25905, Overland Park, Kansas    66225-5905
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(Address of principal executive offices)                             (Zip Code)


                                (913) 661-0444
                         -----------------------------
                         Registrant's Telephone Number
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ITEM 5.           Other Events.
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                 Information concerning the Common Stock Purchase Rights of
Puritan-Bennett Corporation, a Delaware corporation (the "Company"), is contained in the Company's Registration Statement on Form 8-A dated May 15, 1989 (the "Form 8-A"), and is incorporated herein by reference. All capitalized terms not otherwise defined herein have the meanings assigned in the Form 8-A.

                 Pursuant to an Amendment Agreement, dated October 27, 1994 (the "Amendment"), between the Company and UMB Bank, N.A. (previously known as United Missouri Bank of Kansas City, N.A.), as Rights Agent (the "Rights Agent"), the Rights Agreement dated as of May 2, 1989 between the Company and the Rights Agent (as amended, the "Rights Agreement") has been amended to provide that the Distribution Date shall be the earlier of (i) the Stock Acquisition Date or (ii) the close of business on such day, as may, from time to time, be designated by the Board of Directors (acting in its sole discretion), that is after the tenth business day after the date that a tender or exchange offer to purchase at least 20% of the Company's Common Stock is commenced by any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries, or any Person organized, appointed, or established by the Company or any subsidiary of the Company for or pursuant to the terms of any such plan).

                 The full text of the Amendment is filed as Exhibit 4.1 hereto and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to such Exhibit.  A copy of a press release of the
Company issued on October 27, 1994, regarding the amendment of the Rights
Agreement, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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ITEM 7.          Financial Statements and Exhibits
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
                 (c)      The following exhibits are filed as part of this Report on Form 8-K:

                          4.1     Amendment Agreement, dated as of October 27, 1994, between Puritan-Bennett
                                  Corporation and UMB Bank, N.A. (previously known as United Missouri Bank of Kansas City, N.A).

                          99.1    Press Release issued by the Company on October 27, 1994.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 28, 1994

                                        PURITAN-BENNETT CORPORATION



                                        By:    /s/  Burton A. Dole, Jr.
                                           -----------------------------------
                                           Name:    Burton A. Dole, Jr.
                                           Title:   President
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                                 EXHIBIT INDEX



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
Number                            Description                                        Page Number
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
4.1              Amendment Agreement, dated as of October 27, 1994, between
                 Puritan-Bennett Corporation and UMB Bank, N.A. (previously known as United Missouri Bank of Kansas City, N.A).

99.1             Press release issued by the Company on October 27, 1994.
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